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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                  DATE OF EARLIEST EVENT REPORTED: MAY 8, 2007


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)


                         COMMISSION FILE NUMBER 1-13167

                                      TEXAS
         (State or other jurisdiction of incorporation or organization)

        Internal Revenue Service - Employer Identification No. 74-1611874

                15835 Park Ten Place Drive, Houston, Texas, 77084
                                 (281) 749-7800

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On May 8, 2007, the Company announced its earnings for the Fiscal Year 2007 Second Quarter ended March 31, 2007. A copy of the press release summarizing these earnings is filed with this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

     Additional information with respect to the Company's consolidated statements of operations for the three months and six months ended March 31, 2007 and 2006, an analysis of revenues and contract drilling costs for the three months and six months ended March 31, 2007 and 2006 and a fleet status report as of May 8, 2007 are attached hereto as Exhibits 99.2, 99.3, and 99.4 respectively, which are being furnished; however, should not be deemed to be filed under Section 18 of the Exchange Act. The Fleet Status Report has also been posted on the Company's website at www.atwd.com. All changes from the Company's last Fleet Status Report dated March 27, 2007 are highlighted in yellow on the Company's website.


ITEM 7.01 REGULATION FD DISCLOSURE


     During the quarter ended March 31, 2007, the ATWOOD EAGLE incurred six zero days, with the ATWOOD HUNTER and SEAHAWK incurring one zero rate day each. These eight zero rate days were due to equipment related issues and negatively impacted the operating results for the quarter by $.04.

     Our contract drilling costs for the three and six months ended March 31, 2007 compared to the same periods in fiscal year 2006 increase 17% and 31%, respectively. Thus far, during fiscal year 2007 factors impacting operating costs increases, are as follows: (1) end of calendar year bonuses paid to rig shorebase personnel; (2) general salary increases to all rig-based personnel;
(3) start-up costs associated with rigs commencing operations in new drilling areas (VICKSBURG in Thailand), (ATWOOD BEACON in India) and (SEAHAWK in West Africa); costs associated with maintenance during shipyard periods (ATWOOD FALCON and ATWOOD BEACON); higher than normal maintenance costs incurred on the ATWOOD HUNTER during the fourteen zero rate days in December 2006 when the rig was undergoing required regulatory inspections and higher than normal payroll costs incurred by the ATWOOD EAGLE and other rigs due to extra personnel assigned to the rigs for development and training purposes. Operating costs will vary for all rigs depending upon each rig's specific operating activities.

     During the last quarter of fiscal year 2007 and first half of fiscal year 2008, some of our rigs are expected to incur some zero rate days for required regulatory inspections and planned maintenance. The ATWOOD EAGLE could incur ten to fourteen days of zero rate days during the first or second quarter of fiscal year 2008; while the ATWOOD HUNTER could incur five to ten zero rate days during the fourth quarter of fiscal year 2007. The ATWOOD SOUTHERN CROSS and VICKSBURG could also incur five to ten zero rate days and ten to fourteen zero rate days, respectively, during the last quarter of fiscal year 2007. During the first quarter of fiscal year 2008, the RICHMOND could incur fourteen to twenty-one zero rate days. Our goal is to maintain our fleet and plan our downtime maintenance period with a focus on minimizing downtime and achieving longer term returns. In addition to our planned downtime, we would also expect to incur some unplanned downtime for maintenance and repairs. Historically, approximately 1% to 1 1/2% of zero rate downtime days has been experienced.


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     The ATWOOD SOUTHERN CROSS is currently working in the Black Sea for Melrose
Resources ("MELROSE") at a current dayrate of $125,000. The Melrose contract currently involves the drilling of two wells at a dayrate of $125,000 and one well at a dayrate of $155,000 and provides Melrose options to drill two more wells at a dayrate of $125,000. There is a possibility that Melrose will exercise its two options plus add one well but defer the drilling of these wells until after the rig completes the drilling of the first three wells of its next contract commitment with Turkiye Petrolleria A.O. "("TPAO"). Should Melrose defer the drilling of its option wells until after drilling the three wells for TPAO, the TPAO work at a dayrate of $290,000 could commence in June/July 2007.


     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors including; the Company's dependence on the oil and gas industry; the risks involved the construction of a rig; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism; risks associated with a possible disruption in operations due to a war with Iraq; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's annual report on Form 10-K for the year ended September 30, 2006, filed with the Securities and Exchange Commission.



ITEM 9.01         EXHIBITS

EXHIBIT 99.1   PRESS RELEASE DATED MAY 8, 2007

EXHIBIT 99.2 CONSOLIDATED STATEMENT OF OPERATIONS FOR THE THREE MONTHS AND SIX MONTHS ENDED MARCH 31, 2007 AND 2006

EXHIBIT 99.3 ANALYSIS OF REVENUES AND CONTRACT DRILLING COSTS FOR THE THREE MONTHS AND SIX MONTHS ENDED MARCH 31, 2007

EXHIBIT 99.4   FLEET STATUS REPORT AS OF MAY 8, 2007




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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ATWOOD OCEANICS, INC.
                                  (Registrant)



                                  /s/ James M. Holland
                                  James M. Holland
                                  Senior Vice President

                                  DATE:    May 8, 2007







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                                  EXHIBIT INDEX


EXHIBIT NO.             DESCRIPTION

99.1     Press Release dated May 8, 2007

99.2 Consolidated Statements of Operations for the Three Months and Six Months ended March 31, 2007 and 2006

99.3 Analysis of Revenues and Drilling Costs for the Three Months and Six Months ended March 31, 2007

99.4     Fleet Status Report as of May 8, 2007





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